Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated June 22, 2023 (this “Sixth

Amendment”), is made by and among WDB Holding PA, Inc., a Pennsylvania corporation (the “Borrower”), the Loan Parties party hereto and Acquiom Agency Services LLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 18, 2020, as amended by Amendment No. 1, dated as of April 28, 2022, Amendment No. 2, dated as of November 11, 2022, Amendment No. 3, dated as of December 15, 2022, Amendment No. 4 dated March 15, 2023, and Amendment No. 5, dated as of April 17, 2023 (as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Sixth Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Existing Credit Agreement on the terms set forth herein, which amendments are permitted with the consent of the Lenders as required by Section 9.02(b) of the Existing Credit Agreement;

WHEREAS, the Administrative Agent has received consent to the amendments contemplated hereby from such Lenders and, accordingly, on behalf of such Lenders, consents, on the terms and subject to the conditions set forth below, to this Sixth Amendment; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Sixth Amendment, including in the preamble and the recitals hereto, and not otherwise defined herein, shall have the meanings assigned to such terms in the Amended Credit Agreement.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5, the Existing Credit Agreement is hereby amended in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

(a)
The following definitions set forth in Section 1.01 of the Existing Credit Agreement are hereby amended as follows:

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently ended two fiscal quarter

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period (multiplied by two) to (b) Consolidated Interest Expense for the most recently ended two fiscal quarter period (multiplied by two); provided that, for the period ending September~~June~~ 30, 2023 and for any subsequent date of determination, the Consolidated Interest Coverage Ratio shall be calculated giving pro forma effect to the Lodi and Maplewood Transaction as if such transaction occurred on the first day of the period ended on or before the occurrence of such event.

“ICR Period” means, commencing with the fiscal quarter ending on September~~June~~ 30, 2023, any period during which the Consolidated Interest Coverage Ratio has declined below 2.00:1.00 as demonstrated by the Compliance Certificate delivered together with financial statements pursuant to Sections 5.01(a) and (b). An ICR Period shall end (i) upon the Consolidated Interest Coverage Ratio being greater than or equal to 2.00:1.00 as of the last day for each of two (2) consecutive fiscal quarters as demonstrated by the Compliance Certificate delivered together with the financial statements pursuant to Section 5.02(a), or (ii) upon the prepayment of outstanding Loans on a pro rata basis by Borrower causing the Consolidated Interest Coverage Ratio as of the last day of each two (2) consecutive fiscal quarters, calculated on a pro forma basis for each such fiscal quarter after giving effect to such prepayment, to be greater than or equal to 2.00:1.00. For the avoidance of doubt, the Borrower may elect to apply the funds on deposit in the Blocked Account (and the Agent shall authorize the release the funds from the Blocked Account for such purpose) to prepay outstanding Loans in accordance with the foregoing.

(b)
in Section 1.01 of the Existing Credit Agreement, insert the following new definitions in appropriate alphabetical order as follows:

“Fulton Property Financing” shall mean that certain Indebtedness owed to Stearns Bank in an aggregate principal amount not exceeding $25,000,000 at any time outstanding secured by the Fulton Property Financing Collateral.

“Fulton Property Financing Collateral” shall mean the following, each granted by Ilera Healthcare LLC in favor of Stearns Bank, which secures the Fulton Property Financing: (a) the Real Property, Rents, and Personal Property each defined or otherwise referenced in that certain Mortgage with respect to the Fulton Property, (b) the Collateral as defined in that certain Commercial Security Agreement by and between Ilera Healthcare LLC and Stearns Bank, (c) all equipment located at or used in the operations of the Fulton Property, (d) that certain cannabis license as to the operations of the Fulton Property, and (e) all products and proceeds of the foregoing.

“Fulton Property Financing Documents” shall mean the following, each with respect to the Fulton Property and the Fulton Property Financing, (a) that certain Mortgage by Ilera Healthcare LLC in favor of Stearns Bank, (b) that certain Business Loan Agreement, between Ilera Healthcare LLC and Stearns Bank, (c) that certain Assignment of Rents by Ilera Healthcare LLC in favor of Stearns Bank, (d) that certain Commercial Security Agreement by Ilera Healthcare LLC in favor of Stearns Bank and

(e) all agreements, instruments, reports, and other documentation entered into in connection with the foregoing.

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“Sixth Amendment Effective Date” means June 22, 2023.

(c)
amend Section 2.05(b) (Mandatory Prepayments) of the Existing Credit Agreement to add a new subclause (vii) at the end of such Section to read as follows:

(vii) to the extent CRC Approval has not been obtained on or prior to July 31, 2023, then no later than September 30, 2023, the Borrower shall prepay an aggregate principal amount of Loans equal to the sum of (x)(i) to the extent CRC Approval has not been obtained on or prior to July 31, 2023, $500,000, plus (ii) to the extent CRC Approval has not been obtained on or prior to August 31, 2023, $500,000, plus (iii) to the extent CRC Approval has not been obtained on or prior to September 30, 2023,

$500,000, less (y) the aggregate principal amount of any prepayments of Loans made after June 30, 2023 pursuant to Section 2.05(a) (the “September 2023 Scheduled Prepayment Amount”), such September 2023 Scheduled Prepayment Amount to be paid on a pro rata basis at a price equal to 103.22% of the principal amount prepaid, plus accrued and unpaid interest to, but excluding, the date of such prepayment. For the avoidance of doubt, the prepayment premiums required pursuant to Sections 2.05(d)(i) and 2.05(d)(iii) below shall not apply with respect to the prepayment of Loans pursuant to this Section 2.05(b)(vii).

(d)
Amend Section 2.05(f) (Lender Opt-Out) of the Existing Credit Agreement as follows:

(f) Lender Opt-Out. With respect to any prepayment of Loans pursuant to Section 2.05(b)(ii), (iii), (v) and (vi), any Lender at its option, may elect to decline such prepayment by notifying the Borrower at any time on or after the day on which such Lender received notice of such prepayment pursuant to Section 2.05(c) and on or before the day that is five~~two~~ Business Days prior to the day on which such prepayment is to be made. Any amounts declined by a Lender pursuant to this Section 2.05(f) shall be retained by the Borrower or applicable subsidiary.

(e)
amend Section 5.15(a) (Additional Guarantors and Collateral Matters) of the Existing Credit Agreement as follows:

(a) The Borrower shall cause each Subsidiary of the Borrower organized or acquired after the Closing Date to become a Loan Party within sixty (60) days (or such later time as the Agent may agree) following the date of acquisition or organization, by

(i) executing and delivering a supplement to the Guaranty Agreement, a supplement to the Pledge and Security Agreement, a supplement to the Perfection Certificate and each schedule thereto and such other documents as the Agent may reasonably request and (ii) taking such other actions as are necessary to deliver certificates, documents, opinions and statements substantially consistent with those certificates, instruments, documents, opinions and statements delivered on or before the Closing Date pursuant to Section 4.01(b) through (f); provided that, with respect to Newco and notwithstanding anything in this Section 5.15(a) or anything in the Loan Documents to the contrary, upon obtaining CRC Approval, the Borrower shall use its commercially reasonable efforts to

(i) cause Newco to become a Loan Party and (ii) to take the actions prescribed in the

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foregoing by no later than September~~June~~ 30, 2023 (or such later date as the Agent may agree at the direction of Required Lenders).

(f)
amend Section 6.01(p) (Indebtedness) of the Existing Credit Agreement as follows:

(p) without any duplication of any Permitted Sale Leaseback Transaction, Indebtedness incurred pursuant to the Fulton Property Financing ~~in the form of a mortgage financing in respect of the Fulton Property~~; and

(g)
amend Section 6.02(y) (Liens) of the Existing Credit Agreement as follows:

(y) Liens in favor of Stearns Bank with respect to the Fulton Property Financing Collateral pursuant to the Fulton Property Financing Documents ~~in respect of the Fulton Property~~, which secure the ~~securing~~ Indebtedness permitted by Section 6.01(p).

SECTION 3. Conditions to Effectiveness. This Sixth Amendment shall not become effective until each of the following conditions precedent have been satisfied (such date referred to herein as the “Sixth Amendment Effective Date”):

(a)
Sixth Amendment. The Administrative Agent shall have received this Sixth Amendment duly executed by the Loan Parties.

(b)
Authorization. All necessary corporate, limited liability, or other company action has been taken by each of the Loan Parties to enter into and perform its obligations under this Sixth Amendment and all other instruments and agreements required to be executed and delivered by any Loan Party hereunder.

(c)
Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party (or other person duly authorized by the constituent documents of such Loan Party) dated the Sixth Amendment Effective Date and certifying that

(i) attached thereto is a true and complete copy of the Organizational Documents of such Loan Party as in effect on the Sixth Amendment Effective Date (or certifying that there have been no changes to such Loan party’s Organizational Documents since last delivered to the Administrative Agent), (ii) that attached thereto is a true and complete copy of resolutions (or equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the Sixth Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Sixth Amendment Effective Date; and (iii) as to the incumbency and specimen signature of each officer or other duly authorized person executing the Sixth Amendment or any other document delivered in connection herewith on behalf of such Loan Party.

(d)
Good Standing Certificates. The Administrative Agent shall have received a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of the relevant jurisdiction) of each Loan Party as of a recent date from the applicable Governmental Authority (or other similar official or registry).

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(e)
Costs and Expenses. The Borrower shall reimburse the Administrative Agent, the Collateral Agent and the Lenders for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with this Sixth Amendment.

Upon the occurrence of the Sixth Amendment Effective Date, the Administrative Agent shall provide a notice to the Parent, the Borrower, the Guarantors and the Lenders confirming that the Sixth Amendment Effective Date has occurred.

SECTION 4. Post-Closing Covenant. On or before thirty (30) days following the Sixth Amendment Effective Date (or such later day as Administrative Agent shall agree at the direction of Required Lenders), Borrower shall use commercially reasonable efforts to cause to deliver to Collateral Agent the documents set forth on Schedule I hereto relating to the Fulton Property Financing Collateral, which shall in each case be subordinated to the Liens in favor Stearns Bank pursuant to the Fulton Property Financing Documents with respect to the Fulton Property Financing Collateral.

SECTION 5. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders on the date hereof that:

(a)
the execution, delivery and performance of this Sixth Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;

(b)
this Sixth Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)
the representations and warranties of the Borrower contained in Article III of the Existing Credit Agreement are true and correct in all material respects on and as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

SECTION 6. Reaffirmation. Each Loan Party consents to the amendment of the Existing Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Sixth Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Existing Credit Agreement, this Sixth Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Sixth Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby reaffirms (i) its grant to the Collateral Agent, for the benefit of the Lenders, of a continuing security interest in and Lien upon the Collateral of such Loan Party, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan Documents, and further acknowledges and agrees that the Loan Documents continue to secure the Obligations, as modified pursuant to this Sixth Amendment, to the same extent as prior to giving effect to this Sixth Amendment, and (ii) its obligations under the Guaranty Agreement shall remain in full force and effect after giving effect to

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this Sixth Amendment and the obligations under this this Sixth Amendment constitute “Obligations” for purposes of the Guarantee in accordance with the terms therein.

SECTION 7. Amendment, Modification and Waiver. This Sixth Amendment may not be amended, modified or waived except as permitted by Section 9.02 of the Existing Credit Agreement.

SECTION 8. Entire Agreement. This Sixth Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Sixth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Sixth Amendment”, “hereunder,” “hereof” or words of like import referring the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

SECTION 9. Governing Law and Waiver of Right to Trial by Jury. THIS SIXTH AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS SIXTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction, waiver of venue, waiver of defense of illegality, service of process and waiver of right to trial by jury provisions in Section 9.09(b) through (e) and Section 9.10 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 10. Severability. To the extent permitted by law, any provision of this Sixth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11. Counterparts; Electronic Signature. This Sixth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed counterpart of a signature page of this Sixth Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of an original executed counterpart of this Sixth Amendment.

SECTION 12. Loan Document; No Novation. On and after the Sixth Amendment Effective Date, this Sixth Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Sixth Amendment may be amended or waived solely by the parties hereto as set forth in

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7 above). This Sixth Amendment shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents.

SECTION 13. Lender Direction. The Administrative Agent is authorized and directed to execute and deliver this Sixth Amendment on the date hereof on behalf of the Lenders required to provide their consent pursuant to Section 9.02(b) of the Existing Credit Agreement.

SECTION 14. No Course of Dealing. This Sixth Amendment shall not establish a course of dealing or be construed as evidence of any willingness on any Lender’s part to grant other or future amendments, extensions or modifications, should any be requested.

[signature pages to follow]

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DocuSign Envelope ID: 3BA12DBB-6C65-4632-87C5-E747027063B4

IN WITNESS WHEREOF, each of the undersigned has caused this Sixth Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WDB HOLDING PA, INC., as Borrower

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND CORP., as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

TERRASCEND USA, INC., as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

IHC MANAGEMENT LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA HEALTHCARE LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – WDB - Amendment No. 6]

DocuSign Envelope ID: 3BA12DBB-6C65-4632-87C5-E747027063B4

ILERA DISPENSING LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

IHC REAL ESTATE GP, LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

IHC REAL ESTATE LP, as a Loan Party

By: IHC Real Estate GP, LLC, its General Partner

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA SECURITY LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

235 MAIN STATE MERCERSBURG LLC, as a

Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – WDB - Amendment No. 6]

DocuSign Envelope ID: 3BA12DBB-6C65-4632-87C5-E747027063B4

ILERA INVESTCO I, LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA DISPENSING 2 LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

ILERA DISPENSING 3 LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer GUADCO LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

KCR HOLDINGS LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

PA STORE 299 LLC, as a Loan Party

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – WDB - Amendment No. 6]

ACQUIOM AGENCY SERVICES LLC, as

Administrative Agent and as Collateral Agent

By: /s/ Shon McCraw-Davis Name: Shon McCraw-Davis

Title: Director

[Signature Page – WDB - Amendment No. 6]

SCHEDULE I

Post-Closing Fulton Property Documents

1.
Mortgage by Ilera Healthcare in favor of Collateral Agent
2.
Assignment of Rents by Ilera Healthcare in favor of Collateral Agent
3.
Hazardous Substances Agreement by Ilera Healthcare LLC in favor of Collateral Agent

[Signature Page – WDB - Amendment No. 6]

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